UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

Zyla Life Sciences

(Exact name of Registrant as specified in its charter)

Delaware	001-36295	46-3575334
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 100

Wayne, Pennsylvania 19087

(610) 833-4200

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive
Offices)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	ZCOR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07     Submission of Matters to a Vote of Security Holders

On December 17, 2019, Zyla Life Sciences (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted upon the following proposals: (1) the election of Todd Holmes, Joseph McInnis, Matthew Pauls, Gary M. Phillips, M.D., Andrea Heslin Smiley, Todd N. Smith and Timothy P. Walbert to hold office, subject to the provisions of the Bylaws, for a term expiring at the 2020 Annual Meeting and until their respective successors have been duly elected and qualified (all nominees are currently members of our Board of Directors); and (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019. The proposals below are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on November 6, 2019.

At the Annual Meeting, the Company’s stockholders approved each of the two proposals set forth below, with the final results as follows:

1. The election of seven directors to hold office until the 2020 Annual Meeting of Stockholders:

Nominees	For	Withheld	Broker Non-Votes
Todd Holmes	7,486,835	496,997	245,790
Joseph McInnis	7,983,832	0	245,790
Matthew Pauls	7,983,832	0	245,790
Gary M. Phillips, M.D.	7,983,832	0	245,790
Andrea Heslin Smiley	7,983,832	0	245,790
Todd N. Smith	7,983,832	0	245,790
Timothy Walbert	7,048,671	935,161	245,790

2. The ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

FOR: 8,227,464      AGAINST: 0       ABSTAIN: 2,158       BROKER NON-VOTES:  N/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2019	Zyla Life Sciences

	By:	/s/ Todd N. Smith
Name: Todd N. Smith
Title: President and Chief Executive Officer